UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	V	New York Stock Exchange
(Title of each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the 2007 Equity Incentive Compensation Plan

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Visa Inc. (“the Company”) held on January 26, 2021, the Company’s stockholders approved the amendment and restatement of the Visa Inc. 2007 Equity Incentive Compensation Plan (the “Amended Equity Plan”). The Amended Equity Plan was approved by the Company’s Board of Directors (the “Board”) on October 20, 2020, subject to the approval of the Company’s stockholders, and became effective with such stockholder approval on January 26, 2021.

As a result of such stockholder approval, the Amended Equity Plan was materially amended to extend its term from January 31, 2022 to January 26, 2031. The Amended Equity Plan was also modified to reduce the maximum aggregate number of shares that may be issued under the equity incentive plan from its inception by 38 million shares of Class A common stock, from 236 million shares to 198 million shares.

A more complete description of the terms of the Amended Equity Plan and the material amendments and modifications thereto can be found in Proposal No. 4 — Approval of the Visa Inc. 2007 Equity Incentive Compensation Plan, as Amended and Restated (pages 96 through 110) in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on December 3, 2020 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing descriptions and the description incorporated by reference from the Company’s Proxy Statement are qualified in their entirety by reference to the Amended Equity Plan, a copy of which is filed as Exhibit 10.22 to this Current Report on Form 8-K.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved amendments (the "Charter Amendment") to the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended, to enable the adoption of a special meeting right for Class A common stockholders. As a result, the Company filed a Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware on January 26, 2021. The Certificate of Amendment became effective upon filing. Following the filing of the Certificate of Amendment, the Company filed the Seventh Restated Certificate of Incorporation (the "Restated Certificate") with the Secretary of State of the State of Delaware on January 26, 2021. The Restated Certificate became effective upon filing.

In addition, subject to stockholder approval of the Charter Amendment and the filing and effectiveness of the Certificate of Amendment setting forth the Charter Amendment, the Board approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), to specify the procedures for stockholder-requested special meetings (the "Bylaw Amendment").

The foregoing summaries of the Charter Amendment and the Bylaw Amendment do not purport to be complete and are qualified in their entirety by reference to the Restated Certificate and the Bylaws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described above, the Company held its Annual Meeting on January 26, 2021. The Company’s Class A common stockholders voted on seven proposals that are described in detail in the Proxy Statement. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1: Election of twelve director nominees:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	1,169,441,274	91.0%	112,987,528	8.8%	2,583,001	144,096,608
Mary B. Cranston	1,263,190,112	98.3%	20,198,025	1.6%	1,623,666	144,096,608
Francisco Javier Fernández-Carbajal	1,254,032,420	97.6%	29,247,752	2.3%	1,731,631	144,096,608
Alfred F. Kelly, Jr.	1,222,421,783	95.1%	52,562,904	4.1%	10,027,116	144,096,608
Ramon Laguarta	1,278,820,833	99.5%	4,493,726	0.3%	1,697,244	144,096,608
John F. Lundgren	1,279,784,341	99.6%	3,525,080	0.3%	1,702,382	144,096,608
Robert W. Matschullat	1,259,860,716	98.0%	23,426,641	1.8%	1,724,446	144,096,608
Denise M. Morrison	1,277,953,201	99.5%	5,400,232	0.4%	1,658,370	144,096,608
Suzanne Nora Johnson	1,249,062,494	97.2%	34,314,438	2.7%	1,634,871	144,096,608
Linda J. Rendle	1,281,934,922	99.8%	1,433,829	0.1%	1,643,052	144,096,608
John A. C. Swainson	1,232,190,357	95.9%	43,481,775	3.4%	9,339,671	144,096,608
Maynard G. Webb, Jr.	1,279,748,842	99.6%	3,520,808	0.3%	1,742,153	144,096,608

Each of the twelve nominees were elected to the Board, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Approval, on an advisory basis, of compensation paid to our named executive officers:

Votes For:	1,208,661,258	94.1%
Votes Against:	68,924,513	5.4%
Abstentions:	7,426,032	0.6%
Broker Non-Votes:	144,096,608

The proposal was approved.

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year:

Votes For:	1,412,578,439	98.8%
Votes Against:	14,540,146	1.0%
Abstentions:	1,989,826	0.1%
Broker Non-Votes:	n/a

The appointment was ratified.

Proposal 4: Approval of the Visa Inc. 2007 Equity Incentive Compensation Plan, as amended and restated:

Votes For:	1,224,614,644	95.3%
Votes Against:	53,393,718	4.2%
Abstentions:	7,003,441	0.5%
Broker Non-Votes:	144,096,608

The proposal was approved.

Proposal 5: Approval of an amendment to the Company's Sixth Amended and Restated Certificate of Incorporation to enable the adoption of a special meeting right for Class A common stockholders:

Votes For:	1,278,389,257	75.4%
Votes Against:	4,253,453	0.3%
Abstentions:	2,369,093	0.1%
Broker Non-Votes:	144,096,608	24.2%

The proposal was approved.

Proposal 6: To vote on a stockholder proposal requesting stockholders' right to act by written consent:

Votes For:	523,888,182	40.8%
Votes Against:	755,340,685	58.8%
Abstentions:	5,782,936	0.5%
Broker Non-Votes:	144,096,608

The proposal was not approved.

Proposal 7: To vote on a stockholder proposal to amend our principles of executive compensation program:

Votes For:	57,116,401	4.4%
Votes Against:	1,215,156,940	94.6%
Abstentions:	12,738,462	1.0%
Broker Non-Votes:	144,096,608

The proposal was not approved.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Seventh Restated Certificate of Incorporation of Visa Inc.
3.2	Amended and Restated Bylaws of Visa Inc.
10.22	Visa Inc. 2007 Equity Incentive Compensation Plan, as amended and restated

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: January 27, 2021	By:	/s/ Kelly Mahon Tullier
Kelly Mahon Tullier Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary